UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.

(Exact name of registrant as specified in charter)

119 WASHINGTON AVE, SUITE 504, MIAMI BEACH, FL 33139

(Address of principal executive offices) (Zip code)

ERIK M. HERZFELD

119 WASHINGTON AVE , SUITE 504, MIAMI BEACH, FL 33139

(Name and address of agent for service)

Registrant's telephone number, including area code: 305-271-1900

Date of fiscal year end: 06/30/2018

Date of reporting period: 7/01/2017 - 12/31/2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

THE HERZFELD CARIBBEAN BASIN FUND, INC.

SEMI-ANNUAL REPORT
DECEMBER 31, 2017

The Herzfeld Caribbean Basin Fund, Inc.

119 Washington Avenue, Suite 504

Miami Beach, FL 33139

(305) 271-1900

Investment Advisor

HERZFELD/CUBA

a division of Thomas J. Herzfeld Advisors, Inc.

119 Washington Avenue, Suite 504

Miami Beach, FL 33139

(305) 271-1900

Transfer Agent & Registrar

State Street Bank and Trust

200 Clarendon Street, 16th Floor

Boston, MA 02116

(617) 662-2760

Custodian

State Street Bank and Trust

200 Clarendon Street, 5th Floor

Boston, MA 02116

Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

The Herzfeld Caribbean Basin Fund Inc.’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela (“Caribbean Basin Countries”). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries.

Listed NASDAQ Capital Market

Symbol: CUBA

Letter to Stockholders

January 31, 2018

Dear Fellow Stockholders,

We are pleased to present our Semi- Annual Report for the six-month period ended December 31, 2017. On that date, the net asset value of The Herzfeld Caribbean Basin Fund, Inc. (CUBA) was $8.34 per share, up 0.24% for the six months then ended, adjusted for the $0.118 per share year-end capital gains distribution paid on December 28, 2017. The Fund’s share price closed the period at $7.15 per share, a drop of 0.69% over the same semi-annual time period, also adjusted for the distribution.* For calendar year 2017, the Fund’s net asset value appreciated 13.64% while the share price gained 8.16%; both figures are adjusted for the year-end distribution.

Thomas J. Herzfeld

Chairman and

Portfolio Manager

The Fund seeks long-term capital appreciation through investment in companies that we believe are poised to benefit from economic, political, structural, and technological developments in the Caribbean Basin. Part of the investment strategy focuses on companies in the region that we believe would benefit from the resumption of US trade with Cuba, as Cuba is the largest and most populated island in the Caribbean. Since it is impossible to predict when the US embargo will be lifted, we have concentrated on investments which we believe can do well even if there is no political or economic change with respect to Cuba.

Caribbean Update

The 2017 Atlantic hurricane season had a devastating effect on much of the Caribbean Basin and is being called one of, if not the costliest hurricane season on record. The Leeward Islands, Puerto Rico, Cuba, Florida and Texas were reportedly the hardest hit by the barrage of Hurricanes Harvey, Irma, and Maria, all of which occurred over a one-month span. The destruction was so severe, according to available statistics on the storms, Barbuda evacuated the entire island of its 1,600 inhabitants, Dominica saw 85% of its homes damaged with 25% destroyed, only 50% of Puerto Rico had electricity 2 months after Hurricane Maria, and Hurricane Harvey dropped 60 inches of rain on Houston causing a historic “1,000 year flood.” The massive humanitarian effort to provide food, healthcare, and shelter for those affected ground commerce to a halt in many of those areas for some time. Cruise lines and airlines volunteered their ships and planes in order to help those in need. Tourism, the largest driver of GDP in the Caribbean, was extremely limited in many of the affected areas. The resultant infrastructure rebuild should be immense but could bring much needed improvements long-term to some of the islands in the region. It may also provide an opportunity for islands like Puerto Rico to modernize their electric grid and move away from expensive imported fossil fuels to generate power. As a positive, according to Hugh Riley, Secretary General and Chief Executive Officer of the Caribbean Tourism Organization, 75% of the region escaped the hurricanes unscathed, providing the opportunity for other islands to pick up the slack for any drop off in tourism to the affected areas.

*	The calculation of the total investment return assumes reinvestment of dividends and distributions at prices obtained by the dividend reinvestment plan.

Letter to Stockholders (continued)

Erik M. Herzfeld

President and

Portfolio Manager

Puerto Rico was already in the middle of a financial crisis before the 2017 hurricane season and would now appear to be in even less of a position to pay back its creditors. The US government apparently has been slow with its response to the humanitarian emergencies in Puerto Rico and the US Virgin Islands which has reportedly led to an exodus of a number of US citizens to the mainland. Consequently, the exodus decreases the tax paying base that could help pay down debt and help rebuild the island. The 2017 hurricane season is expected to continue to negatively impact the economies of the most devastated of the affected islands for years to come.

In Cuba, Raul Castro, President of Cuba and First Secretary of the Politburo of the Communist Party of Cuba (“Politburo”), is expected to step down as President as early as April 2018, marking the first time in nearly 60 years that a Castro will not occupy the presidency. This transition has been underreported nationally in the US and has seen sporadic news coverage locally in South Florida as Cuban-Americans take a “I’ll believe it when I see it” approach. The frontrunner to replace Castro appears to be First Vice President Miguel Diaz-Canel, a reported communist hardliner who is expected to continue the policies of Castro. Diaz-Canel has risen to prominence in the Politburo, which is the highest decision-making body in Cuba and also controls Cuba’s military, despite his being a civilian. Old line revolutionaries in the party may not be willing to support a non-military officer as the Cuban president. Nevertheless, Castro could resign the presidency and serve out his current term as First Secretary of the Politburo, which is considered the most powerful position in Cuba. If Castro continues as the First Secretary, any newly appointed president would likely be viewed as less significant, until Castro is no longer in that role.

Portfolio

Over the calendar year, the NAV performance of The Herzfeld Caribbean Basin Fund, Inc. led the S&P 500® and the Mexican Bolsa through August 2017. However, the Fund relinquished its outperformance over the S&P 500® following the seemingly continuous, catastrophic hurricanes that occurred in the Atlantic starting around the end of August, and that caused massive devastation to parts of the Caribbean Basin. Despite storm related disruptions to tourism in these areas, some of the largest positive contributors to our performance during the period were companies focused on tourism in the region. Our positions in cruise lines, Marriott Vacations Worldwide Corp. (VAC), and Copa Holdings, S.A. (CPA) were sizable contributors, gaining between 25.21% and 61.44% for the calendar year ended December 31, 2017.

Letter to Stockholders (continued)

The recently enacted change in tax laws and the corporate tax rate in connection with the Tax Cuts and Jobs Act of 2018 are not expected to have a large effect on our cruise line holdings: Carnival Corporation (CCL), Norwegian Cruise Line Holdings Ltd. (NCLH), and Royal Caribbean Cruises Ltd. (RCL), because they already have extremely low effective tax rates. Nonetheless, the enacted changes to the tax laws could facilitate the “immediate expensing” of certain expenses which could be an economic positive for the cruise lines, along with other capital intensive industries. VAC could see a sizeable drop in its effective tax rate which has ranged from 38.39% to 46.37% since its IPO in 2013 - and VAC would not be the only holding to benefit from the lowering of the corporate tax rate and expected impact of “immediate expensing”. Numerous portfolio holdings are expected to see upside earnings revisions due to the changes in the US corporate tax laws, as 20 of our current holdings had effective tax rates above 30% in the prior year. Lower effective individual tax rates could also lead to a general increase in consumer spending which we expect to lead to an uptick in travel as our research indicates more people today are spending money on “experiences” instead of “stuff.”

The largest detractors to performance over the calendar year were our holdings in Puerto Rican financial services, Avianca Holdings, SA Spon ADR (AVH), ATN International (ATNI), Puerto Rican banks Popular Inc. (BPOP) and First BanCorp. (FBP), and fintech company Evertec, Inc. (EVTC) which saw major business disruptions in the wake of Hurricane Maria due to power outages on the island. EVTC’s “payment business” ground to a halt when Puerto Rico turned into a cash only economy in the wake of the power outages on the island. People reportedly flocked to the banks to withdraw cash to pay for necessities, which caused certain Puerto Rican banks, including BPOP and FBP, to limit cash withdrawals in order to avoid a run on the banks. Although BPOP and FBP have not yet fully recovered from the drop in their respective share prices following Hurricane Maria, both of these banks closed the year well above their respective lows, experienced in the aftermath of the storm. We feel that electricity, which has been slow in returning to the island, and the expected continued migration to the mainland will hurt future revenues for EVTC. In our opinion, EVTC will need to grow its revenues outside the island to make up for lost revenues in Puerto Rico. We believe these factors will have less of a negative impact on our holdings in Puerto Rican banks. AVH was our best performer in calendar year 2016 mostly driven by a bidding war between Delta Air Lines, United Continental Holdings, and Copa Holdings. When AVH picked United Continental Holdings to partner with instead of accepting potential buyouts from the others, AVH’s share price dropped from an intraday high of $10.60 in December 2016 to a low of $7.10 in February 2017, indicating investors’ disdain for management’s decision. In the wake of the announcement, AVH’s second largest shareholder, Kingsland Holdings, sued AVH arguing the controlling shareholder would be the primary beneficiary of the transaction and not remaining AVH shareholders.

Letter to Stockholders (continued)

However, Kingsland Holdings later withdrew its lawsuit, thereby greenlighting the AVH - United Continental Holdings transaction to proceed. Investors’ disdain for the transaction and the resultant litigation caused AVH to drop 14.36% in 2017.

Outlook

We believe the Fund’s portfolio is well-positioned to profit from our synchronized global growth projections and the recent US tax law changes enacted with the Tax Cuts and Jobs Act of 2018. The Fund’s top portfolio holdings, MasTec, Inc. (MTZ), Lennar Corporation (LEN), Seaboard Corporation (SEB), and Watsco Incorporated (WSO), should each benefit from the changes in the US corporate tax laws while also benefitting from any potential economic growth. With more cash in US consumers’ pockets, we expect our travel related stocks to take a significant share of that extra disposable income. Cruise lines had rerouted their ships to the western Caribbean and away from many ports in the eastern Caribbean that were affected by the hurricanes in 2017. They are now resuming itineraries to the eastern Caribbean which we see as a good sign that affected portions of the region have begun to recover from the natural disasters. Many islands are still struggling in the aftermath and certain areas may never fully recover; however, with the exception of Puerto Rico, we have relatively limited exposure in the Fund’s portfolio to the islands that were reported to be the most affected by the storms.

With an upcoming presidential election in Mexico that could mark a major change in policy and North American Free Trade Agreement (“NAFTA”) renegotiations ongoing, we expect to see volatility in some of our Mexican holdings. Mexican companies that export goods to the US may be negatively impacted if NAFTA negotiations falter and tariffs are placed on Mexican goods by the US. However, if the US pulls out of NAFTA, we believe it may be a long-term positive for Mexico as the country has underperformed to nearly every other emerging market in GDP growth, partly because NAFTA has tied much of Mexico’s economic growth prospects to the US economy. As a developed economy, the US grows at a much lower rate than emerging countries thereby restricting Mexico’s potential economic growth. If Mexico is untethered from the US, it may actually see a long-term benefit of stronger growth even though the initial disruption may create a short-term negative result for Mexico.

As we approach April 2018, eyes should be on Cuba as the world may be watching the possible transition of power in Cuba from a Castro to a non-Castro for the first time in nearly 60 years. Whomever is elected to the presidency, we predict little deviation from the recent policies of Raul Castro; however, with that said, not having a Castro in the role may be an impetus for a positive turning point for US policy towards the island.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change.

Letter to Stockholders (continued)

Largest Allocations

The following tables present our largest investment and geographic allocations as of December 31, 2017.

Geographic Allocation	% of Net Assets

USA	56.08%
Mexico	15.36%
Panama	13.11%
Puerto Rico	9.74%
Cayman Islands	3.42%
Colombia	1.53%
Bahamas	0.38%
Belize	0.00%
Latin Amer. Region	0.00%
Cuba	0.00%
Cash and Other Countries	0.38%

Largest Portfolio Positions	% of Net Assets

MasTec, Inc.	10.46%
Royal Caribbean Cruises Ltd.	6.49%
Copa Holdings, S.A.	6.36%
Lennar Corporation	6.12%
Norwegian Cruise Line Holdings Ltd.	5.09%
Seaboard Corporation	5.04%
Popular Inc.	4.67%
Cemex S.A.B. de C.V. ADR	3.97%
First BanCorp. (Puerto Rico)	3.78%
Watsco Incorporated	3.52%
Avianca Holdings, SA Spon ADR	3.43%
Fresh Del Monte Produce Inc.	3.40%

Daily net asset values and press releases by the Fund are available at www.herzfeld.com.

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld	Erik M. Herzfeld
Chairman of the Board	President and
and Portfolio Manager	Portfolio Manager

Schedule of Investments as of December 31, 2017 (unaudited)

Shares or Principal Amount	Description	Fair Value

Common stocks - 99.62% of net assets

Airlines - 10.17%
221,569	Avianca Holdings, SA Spon ADR	$1,754,826
24,273	Copa Holdings, S.A.	3,254,038
18,015	ERA Group Inc.*	193,661

Banking and finance - 15.75%
19,780	Bancolombia, S.A.	784,475
63,166	Banco Latinoamericano de Comercio Exterior, S.A.	1,699,165
23,643	Evertec Inc.	322,727
378,775	First BanCorp. (Puerto Rico)*	1,931,753
28,416	Home BancShares Inc.	660,672
67,400	Popular Inc.	2,392,026
3,844	W Holding Company Inc.*[1]	--
14,000	Western Union Company	266,140

Communications - 4.62%
44,690	América Móvil, S.A.B. de C.V. ADR	766,434
71,200	América Móvil, S.A.B. de C.V. Series A	58,225
209,144	América Móvil, S.A.B. de C.V. Series L	181,079
11,988	ATN International	662,457
479,175	Fuego Enterprises Inc.*	9,584
210,994	Grupo Radio Centro S.A.B. de C.V.*	140,192
28,400	Grupo Televisa, S.A.B. ADR	530,228
32,272	Spanish Broadcasting System, Inc.*	8,713
14,017	Telesites S.A.B. Series B-1*	10,689

Conglomerates and holding companies - 0.00%
250,000	Admiralty Holding Company*[1]	--

Construction and related - 17.08%
270,645	Cemex S.A.B. de C.V. ADR*	2,029,838
70,590	Cemex S.A.B. de C.V. Series CPO*	53,072
20	Ceramica Carabobo Class A ADR*[1]	--
3,000	Martin Marietta Materials	663,120
109,297	MasTec, Inc.*	5,350,088
5,000	Vulcan Materials	641,850

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2017 (unaudited)

Shares or Principal Amount	Description	Fair Value

Consumer products and related manufacturing - 3.52%
327,290	Grupo Casa Saba, S.A.B. de C.V.*[1]	$--
10,600	Watsco Incorporated	1,802,424

Food, beverages and tobacco - 8.77%
740,000	Becle, S.A.B. de C.V.*	1,195,165
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	178,640
14,610	Fomento Económico Mexicano, S.A.B. de C.V. ADR	1,371,879
36,500	Fresh Del Monte Produce Inc.	1,739,955

Housing - 6.22%
49,500	Lennar Corporation	3,130,380
990	Lennar Corporation Series B	51,163

Investment companies - 0.00%
70,000	Waterloo Investment Holdings Ltd.*[1]	--

Leisure - 17.00%
24,000	Carnival Corporation	1,592,880
8,745	Marriott Vacations Worldwide Corp.	1,182,411
48,944	Norwegian Cruise Line Holdings Ltd.*	2,606,268
27,829	Royal Caribbean Cruises Ltd.	3,319,443

Mining - 0.79%
3,872	Grupo México, S.A.B. de C.V. Series B	12,850
81,900	Tahoe Resources, Inc.	392,301

Pulp and paper - 0.06%
18,300	Kimberly-Clark de México, S.A.B. de C.V. Series A	32,381

Railroad - 0.55%
1,928	Norfolk Southern Corporation	279,367

Retail - 1.27%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	45,677
1,000	PriceSmart Inc.	86,100
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	518,101

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2017 (unaudited)

Shares or Principal Amount	Description	Fair Value

Service - 1.64%
4,600	Grupo Aeroportuario del Sureste, S.A.B de C.V. ADR	839,546

Trucking and marine freight - 5.65%
443	Dorian LPG Ltd.*	3,641
585	Seaboard Corporation	2,579,850
2,000	Seacor Holdings, Inc.*	92,440
2,010	Seacor Marine Holdings, Inc.*	23,517
9,589	Teekay LNG Partners LP	193,218

Utilities - 5.87%
12,000	Caribbean Utilities Ltd. Class A	119,880
129,538	Consolidated Water, Inc.	1,632,179
700	Cuban Electric Company*[1]	--
8,000	NextEra Energy Inc.	1,249,520

Other - 0.66%
25,000	Geltech Solutions Inc.*	3,500
55,921	Margo Caribe, Inc.*	335,526
79	Siderurgica Venezolana Sivensa, S.A. Series B*[1]	--

Total common stocks (cost $41,104,688)		$50,975,254

Bonds - 0% of net assets
$165,000	Republic of Cuba - 4.5%, 1977 - in default (Note 3)*[1]	$--

Total bonds (cost $63,038)		$--

Total investments (cost $41,167,726) - 99.62% of net assets		$50,975,254

Other assets less liabilities - 0.38% of net assets		$194,745

Net assets - 100%		$51,169,999

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2017 (unaudited)

The investments are concentrated in the following geographic regions (as percentages of net assets):
United States of America	56.08%
Mexico	15.36%
Panama	13.11%
Puerto Rico	9.74%
Other, individually under 5%**	5.71%
100.00%

[1]	Securities have been fair valued in good faith using fair value methodology approved by the Board of Directors. Fair valued securities comprised 0.00% of net assets.
*	Non-income producing.
**	Amount includes other assets less liabilities of 0.38%.

See accompanying notes to the financial statements.

Statement of Assets and Liabilities as of December 31, 2017 (unaudited)

ASSETS

Investments in securities, at fair value (cost $41,167,726) (Notes 2 and 3)		$50,975,254
Receivable for investments sold		37,531
Cash		196,076
Dividends receivable		49,811
Deferred offering costs (Shelf) (Note 7)		115,396
Other assets		26,718

TOTAL ASSETS		51,400,786

LIABILITIES

Accrued investment advisor fee (Note 4)	$61,909
Distributions payable	29,765
Foreign tax withholding	2,145
Accrued directors fee	39,500
Accrued CCO salary	6,728
Accrued professional fees	36,500
Accrued insurance expense	19,500
Accrued custody expense	14,000
Other payables	20,740

TOTAL LIABILITIES		230,787

NET ASSETS (Equivalent to $8.34 per share based on 6,133,659 shares outstanding)		$51,169,999

Net assets consist of the following:
Common stock, $.001 par value; 100,000,000 shares authorized; 6,133,659* shares issued and outstanding		$6,134
Additional paid-in capital		41,169,650
Accumulated net investment loss		(586,394)
Accumulated net realized gain on investments and foreign currency		773,081
Net unrealized gain on investments and foreign currency (Note 5)		9,807,528

NET ASSETS		$51,169,999

See accompanying notes to the financial statements.

Statement of Operations (unaudited)

Six Months Ended December 31, 2017

INVESTMENT INCOME AND EXPENSES

Dividends (net of foreign withholding tax of $4,800)		$357,419

Investment advisory fees (Note 4)	$372,562
Professional fees	79,214
Custodian fees	42,000
Insurance	19,500
CCO salary (Note 4)	13,456
Transfer agent fees	12,000
Directors fees	63,500
Listing fees	11,250
Printing and postage	6,500
Proxy services	7,851
Other	10,000
Total investment expenses		637,833

NET INVESTMENT LOSS		(280,414)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency	2,678,139
Change in unrealized appreciation/depreciation on investments and foreign currency	(1,551,234)

NET GAIN ON INVESTMENTS		1,126,905

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$846,491

See accompanying notes to the financial statements.

Statements of Changes in Net Assets

Six Months Ended December 31, 2017 and Year Ended June 30, 2017

	Six Months Ended 12/31/17 (unaudited)	Year-Ended 6/30/17
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(280,414)	$(852,962)
Net realized gain (loss) on investments and foreign currency	2,678,139	(975,085)
Net change in unrealized appreciation/depreciation on investments and foreign currency	(1,551,234)	14,034,201

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	846,491	12,206,154

DISTRIBUTIONS TO STOCKHOLDERS
Realized gains	(723,772)	(827,799)

TOTAL INCREASE IN NET ASSETS	122,719	11,378,355

NET ASSETS

Beginning	51,047,280	39,668,925

Ending	$51,169,999	$51,047,280

ACCUMULATED NET INVESTMENT LOSS	$(586,394)	$(305,980)

See accompanying notes to the financial statements.

Financial Highlights

	Six Months Ended 12/31/17	Year Ended June 30
	unaudited	2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for each period)
Net asset value, beginning of period	$8.32	$6.47	$7.43	$9.12	$9.28	$7.90
Operations:
Net investment loss[1]	(0.05)	(0.14)	(0.07)	(0.11)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.19	2.12	(0.80)	(0.08)	1.05	1.61
Total from operations	0.14	1.98	(0.87)	(0.19)	0.98	1.58

Distributions:
From net realized gains	(0.12)	(0.13)	(0.16)	(0.64)	(1.14)	(0.20)
Total distributions	(0.12)	(0.13)	(0.16)	(0.64)	(1.14)	(0.20)

Dilutive effect of rights offering	--	--	--	(0.86)	--	--
Accretive effect of ATM	--	--	0.07	--	--	--
Accretive effect of shares in reinvestment of distribution	--	--	0.00 [2]	0.00 [2]	--	--
Net asset value, end of period	$8.34	$8.32	$6.47	$7.43	$9.12	$9.28

Per share market value, end of period	$7.15	$7.20	$6.11	$9.46	$8.15	$8.51

Total investment return (loss) based on market value per share	(0.69%)	20.17%	(33.73%)	25.40%	8.98%	25.31%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$51,170	$51,047	$39,669	$41,611	$33,862	$34,445
Ratio of expenses to average net assets	2.48%[3]	3.36%	3.20%	2.97%	2.46%	2.50%
Ratio of net investment loss to average net assets	(1.09%)[3]	(1.86%)	(0.99%)	(1.36%)	(0.78%)	(0.38%)
Portfolio turnover rate	14%	16%	9%	14%	24%	37%

[1]	Computed by dividing the respective period’s amounts from the Statement of Operations by the average outstanding shares for each period presented.
[2]	Amount is less than $0.01.
[3]	This figure has been annualized; however, the percentage shown is not necessarily indicative of results for a full year.

See accompanying notes to the financial statements.

Notes to Financial Statements (unaudited)

NOTE 1. ORGANIZATION AND RELATED MATTERS

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940, as amended and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA”.

The Fund’s investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin Companies”). Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Notes to Financial Statements (unaudited)

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2:	observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3:	unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Notes to Financial Statements (unaudited)

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Fund’s Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Common Stocks
USA	$28,695,424	$0	$0	$28,695,424
Mexico	7,719,825	140,192	0	7,860,017
Panama	6,708,030	0	0	6,708,030
Puerto Rico	4,646,505	335,526	0	4,982,031
Cayman Islands	1,632,179	119,880	0	1,752,059
Colombia	784,475	0	0	784,475
Other	193,218	0	0	193,218
Bonds
Cuba	0	0	0	0
Total Investments in securities	$50,379,656	$595,598	$0	$50,975,254

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used to determine fair value, as of December 31, 2017:

Investment in Securities at Value
Level 3
Balance as of 6/30/17	$0
Realized/Unrealized gain/(loss)	0
Net purchases	0
Transfer into Level 3	0
Transfer out of Level 3	0
Balance as of 12/31/17	$0

Additional quantitative disclosures for assets in which Level 3 inputs are used in determining fair value are presented when there are significant Level 3 investments at the end of the period.

All transfers are recognized by the Fund at the end of each reporting period. Transfers from Level 1 to Level 2 were $475,718. Transfers between Levels related to the availability of trade information near the valuation date.

Under procedures approved by the Board of Directors, the Advisor provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Notes to Financial Statements (unaudited)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Advisor convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at a fair value. The Advisor may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may be applied due to the nature or duration of any restrictions on the disposition of investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Advisor employs various methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency. Withholding on foreign taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Pursuant to a custodian agreement, State Street Bank and Trust (“SSBT”) receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT. Credit balances to reduce the Fund’s custodian fees for the six month period ended December 31, 2017 were approximately $0.

Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

Notes to Financial Statements (unaudited)

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodial broker, SSBT. The Fund transacts with other brokers. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal income tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. For the six month period ended December 31, 2017, a distribution from long-term capital gains of $0.118 per share was declared on November 6, 2017.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which the amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Notes to Financial Statements (unaudited)

NOTE 3. RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds, $140,000 purchased for $52,850 on February 15, 1995 and $25,000 purchased for $10,188 on April 27, 1995, that are currently segregated and restricted from transfer. The bonds were listed on the New York Stock Exchange (“NYSE”) and had been trading in default since 1960. A “regulatory halt” on trading was imposed by the NYSE in July 1995 and trading in the bonds was suspended as of December 28, 2006. The NYSE has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue. As of December 31, 2017, the position was valued at $0 by the Board of Directors.

Investments in securities also include 700 shares of Cuban Electric Company, 482 shares purchased for $4,005 on September 30, 2005 and 218 shares purchased for $1,812 on September 30, 2005, which are currently segregated and restricted from transfer. As of December 31, 2017, the position was valued at $0 by the Board of Directors.

NOTE 4. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee, payable at the annual rate of 1.45% of the Fund’s average daily net assets. Total fees for the six month period ended December 31, 2017 amounted to $372,562, of which $61,909 is payable as of December 31, 2017.

Mr. Thomas J. Herzfeld is the owner of the Advisor.

The Advisor provides a Chief Compliance Officer (“CCO”) to the Fund. The Advisor was compensated in the amount of $13,456 for the CCO services provided to the Fund through December 31, 2017.

NOTE 5. INVESTMENT TRANSACTIONS

During the six month period ended December 31, 2017, purchases and sales of investment securities were $7,611,016 and $6,946,794 respectively.

At December 31, 2017, the Fund’s investment portfolio had gross unrealized gains of $13,469,345 and gross unrealized losses of $3,661,817, resulting in a net unrealized gain of $9,807,528 for financial statement purposes.

NOTE 6. INCOME TAX INFORMATION

The cost basis of securities owned on December 31, 2017, for financial statement purposes is lower than the cost basis for income tax purposes by $96,867 due to wash sale adjustments and book-to-tax adjustments to partnership investment. As of December 31, 2017, gross unrealized gains were $13,345,475 and gross unrealized losses were $3,634,934 for income tax purposes.

Notes to Financial Statements (unaudited)

Permanent differences accounted for during the year ended June 30, 2017, result from differences between book and tax accounting for the characterization of foreign currency losses, partnership adjustments, and the reclassification of the Fund’s net investment loss for tax purposes. Such amounts have been reclassified as follows:

	Accumulated Net Investment Loss	Realized Gain on Investments	Additional Paid in Capital
Year ended June 30, 2017	$546,982	$9,919	$(556,901)

At June 30, 2017, the Fund had a long-term capital loss carryover of $279,973. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitation.

As of June 30, 2017, the Fund had $804,326 of post-October losses which are deferred until fiscal year 2018 for tax purposes. Capital losses incurred after October 31 (“post-October losses”) within that taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2017, the Fund had $305,980 of qualified late-year ordinary losses, which are deferred until fiscal year 2018 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions. Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2014. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses. There were none for the year ended June 30, 2017.

The tax character of distributions paid to shareholders during the years ended June 30, 2017 and June 30, 2016 were as follows: long-term capital gains of, $827,799 and $932,480, respectively.

Notes to Financial Statements (unaudited)

NOTE 7. CAPITAL STOCK TRANSACTIONS

2015 ATM Offering

In connection with its At-The-Market offering, as of the expiration of the offering, the Fund had issued a total of 524,400 shares of common stock. The net asset value of the Fund’s common shares was increased by approximately $0.07 per share as a result of the share issuance.

The Fund incurred approximately $410,585 of offering costs in association with the offering, which was recorded as a deferred offering cost and amortized over the life of the offering as new shares were issued. At the expiration of the offering, $122,223 of the offering costs had been amortized. Upon expiration of the offering, the remaining $288,362 of offering costs was expensed to legal expense (professional fees), audit expense (professional fees), printing and postage, and other expenses.

Additionally, the Fund incurred approximately $120,115 of offering costs in association with a shelf registration, which is recorded as a deferred offering cost and is being amortized over the life of the shelf registration. These costs are categorized as deferred offering costs (Shelf) on the Statement of Assets and Liabilities. As of December 31, 2017, $4,719 has been amortized.

Year-End Distributions

On January 6, 2016 the Fund paid a year-end distribution of $0.16 per share in cash. Stockholders enrolled in the Fund’s dividend reinvestment plan received stock, issued by the Fund at $6.27 per share, equal to 95% of the closing market price of the stock on January 6, 2016, pursuant to the Fund’s Dividend Reinvestment Plan. The Fund issued a total of 9,675 common shares in connection with its year-end distribution.

On December 28, 2016, the Fund paid a year-end distribution of $0.13496 per share in cash.

On December 28, 2017, the Fund paid a year-end distribution of $0.118 per share in cash.

NOTE 8. INVESTMENT RISKS

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Notes to Financial Statements (unaudited)

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Because the Fund’s assets are primarily invested in securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund’s net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk” means that a strong U.S. dollar may reduce returns for U.S. investors while a weak U.S. dollar may increase those returns. The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. dollars. As a result, and because distributions made in U.S. dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. dollar relative to their home currency.

Notes to Financial Statements (unaudited)

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated the impact of subsequent events on the Fund, through the date the financial statements were issued, and has determined that there were no subsequent events that required disclosure in the financial statements.

Results of November 6, 2017 Stockholder Meeting

The annual meeting of stockholders of the Fund was held on November 6, 2017. At the meeting one nominee for a Board of Directors post was elected, as follows:

	Votes For	Votes Withheld
Thomas J. Herzfeld	4,440,315	334,881

The terms of office as directors of John A. Gelety, Cecilia L. Gondor, Ann S. Lieff, and Kay W. Tatum continued after the meeting.

Dividend Reinvestment Plan

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.	State Street Bank & Trust Company (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.	CASH OPTION. Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.	MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4.	MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open-market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

Dividend Reinvestment Plan (continued)

5.	The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.	Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee. The Agent will not send a Participant stock certificates for shares unless a Participant so requests in writing or unless a Participant’s account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

Dividend Reinvestment Plan (continued)

7.	There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

8.	The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Upon a Participant’s request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full Common Stock. Although each Participant may from time to time have an undivided fractional interest in a Common Share of the Fund, no certificates for a fractional share will be issued. Similarly, Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.	The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

Dividend Reinvestment Plan (continued)

10.	Each registered Participant may terminate his or her account under the Plan by notifying the Agent in writing at State Street Bank and Trust, P.O. Box 642, Boston, MA 02117- 0642, or by calling the Agent at (617) 662-2760. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.	These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

Dated: November 22, 2006

Discussion Regarding the Approval of the Investment Advisory Agreement

The Fund’s Board of Directors (the “Board”), including a majority of those directors who are not “interested persons” as such term is defined in the 1940 Act (“Independent Directors”), unanimously approved the continuance of the investment advisory agreement between the Fund and the Advisor (the “Advisory Agreement”) at a meeting held on August 10, 2017.

In connection with its approval of the continuance of the Advisory Agreement, the Board was provided with written materials provided by the Advisor and by the Fund’s legal counsel including (i) a memorandum from the Fund’s legal counsel regarding the Directors’ responsibilities in evaluating and approving the Advisory Agreement, (ii) a letter from the Advisor containing detailed information about the Advisor’s services to the Fund, Fund performance, allocation of Fund transactions, compliance and administration information, and the compensation received by the Advisor from the Fund; (iii) a copy of the Advisory Agreement between the Fund and the Advisor; (iv) the Advisor’s Form ADV Parts 1A, and 2A and 2B; (v) audited financial statements for the Advisor for the year-ended December 31, 2016 and unaudited financial statements for the six months ended June 30, 2017; (vi) comparative performance data for the Fund relative to peer funds (foreign equity funds including Latin American regional and single country funds) for the six-month and the twelve-month periods ended June 30, 2017; and (vii) comparative statistics and expense ratios and fee data for the Fund relative to foreign equity closed-end peer funds.

During its deliberations on whether to approve the continuance of the Advisory Agreement, the Board considered many factors. The Board considered the nature, extent and quality of the services to be provided by the Advisor and determined that such services will meet the needs of the Fund and its stockholders. The Board reviewed the services provided to the Fund by the Advisor as compared to services provided by other advisers, which manage investment companies with investment objectives, strategies and policies similar to those of the Fund, the Advisor’s history and experience providing investment services to the Fund, and its knowledge of the closed-end fund industry’s use of leverage. The Board concluded that the nature, extent and quality of the services provided by the Advisor were appropriate and consistent with the terms of the Advisory Agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services. The Board also concluded that the Advisor had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated an ability to retain qualified personnel.

Both at the meetings and on an ongoing basis throughout the year, the Board considered and evaluated the investment performance of the Fund and reviewed the Fund’s performance relative to other investment companies and funds in the Caribbean and Latin American regions. The Board considered performance of the Fund, noting that the Fund’s net asset value performance was in line with funds used in the comparative data for the six-month and twelve-month periods ended June 30, 2017, but noted that there were no other funds focused on the Caribbean Basin region. The Board concluded that the performance of the Fund was within an acceptable range of performance relative to other funds used in the comparison.

Discussion Regarding the Approval of the Investment Advisory Agreement (continued)

The Board considered the costs of the services provided by the Advisor, the compensation and benefits received by the Advisor providing services to the Fund, as well as the Advisor’s profitability. The Board considered the advisory fees paid to the Advisor by the Fund and relevant comparable fee data and statistics of Latin American-specialist and small foreign equity funds. The Board noted that there are no funds with which to make a direct comparison because of the Fund’s unique strategy. The Board also noted that the Fund is smaller than many Latin American regional funds, and, therefore its total expense ratio is relatively higher than funds presented in comparison. The Board further discussed the services by the Advisor and concluded that the advisory services performed were efficient and satisfactory and that the fee charged was reasonable and not excessive. The Board concluded that the Advisor’s fees and profits derived from its relationship with the Fund in light of its expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies.

The Board also considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of stockholders. The Board recognized that because of the closed-end structure of the Fund, and that there is no influx of additional capital, this particular factor is less relevant to the Fund than it would typically be to an open-end fund. The Board concluded that only marginal economies of scale could be achieved through the growth of assets since the Fund is a closed-end fund.

The Board also considered in its deliberations the Advisor’s services and performance from the regular Board meetings held throughout the year, including the Board’s discussion of the Fund’s investment objective, long-term performance, investment style and process. The Board noted the high level of diligence with which it reviews and evaluates the Advisor throughout the year and the extensive information provided with respect to the Advisor’s performance and the Fund’s expenses on a quarterly basis. The Board also considered whether any events occurred or whether additional information or data was necessary for their review that would constitute a reason not to renew the Agreement and concluded there were not.

After further consideration of the factors discussed above and information presented at the August 10, 2017 meeting and at previous meetings of the Board, the Board, and the Independent Directors, determined to continue the Advisory Agreement for an additional one-year period. In arriving at its decision, the Board and the Independent Directors did not identify any single matter, factor or consideration as controlling.

Quarterly Portfolio Reports

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available by link on the Fund’s website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC’s EDGAR database at www.sec.gov. In addition, the Form N-Q can be reviewed and copied at the SEC’s public reference room in Washington, D.C. More information about the SEC’s website or the operation of the public reference room can be obtained by calling the SEC at 1-800-732-0330.

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2016 to June 30, 2017, and a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Privacy Policy

Information We Collect

We collect nonpublic information about our stockholders from applications or other account forms that they complete, from their transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about our stockholders, or our former stockholders, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about stockholders to third parties to assist us in servicing a stockholders’ account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to our stockholders. We may also disclose nonpublic information about our stockholders to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard stockholders’ personal information. We also restrict access to stockholders’ personal and account information to those employees who need to know that information to provide services to our stockholders.

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Officers and Directors

Officers

ERIK M. HERZFELD

President

REANNA J. M. LEE

Secretary, Treasurer,

Chief Compliance Officer

Directors

THOMAS J. HERZFELD

Interested Director, and Chairman

of the Board

JOHN A. GELETY

Independent Director

CECILIA L. GONDOR

Independent Director

ANN S. LIEFF

Independent Director

KAY W. TATUM, Ph.D.

Independent Director

Portfolio Managers

THOMAS J. HERZFELD

Portfolio Manager

ERIK M. HERZFELD

Portfolio Manager

THE HERZFELD CARIBBEAN BASIN FUND, INC.

119 Washington Avenue

Suite 504

Miami Beach, FL 33139

ITEM 2. CODE OF ETHICS.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended December 31, 2017, there were no changes of any of the Portfolio Managers.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (beginning July 1, 2017 and ending July 31, 2017)	0	n/a	n/a	n/a
Month #2 (beginning August 1, 2017 and ending August 31, 2017)	0	n/a	n/a	n/a
Month #3 (beginning September 1, 2017 and ending September 30, 2017)	0	n/a	n/a	n/a
Month #4 (beginning October 1, 2017 and ending October 31, 2017)	0	n/a	n/a	n/a
Month #5 (beginning November 1, 2017 and ending November 30, 2017)	0	n/a	n/a	n/a
Month #6 (beginning December 1, 2017 and ending December 31, 2017)	0	n/a	n/a	n/a
Total	0	n/a	n/a	n/a

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics that is the subject of the disclosure required by Item 2 is incorporated by reference to Exhibit 99.CodeEth of the registrant's Form N-CSR filed on August 29, 2017.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld President

Date:	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld President

Date:	February 26, 2018

By:	/s/ Reanna J. M. Lee
Reanna J. M. Lee Secretary and Treasurer (Principal Financial Officer)

Date:	February 26, 2018